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                                                                   EXHIBIT 10.44
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          FIRST AMENDMENT TO AGREEMENT REGARDING CONSTRUCTION, SALE AND
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                              LEASEBACK OF TOWERS
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     This First Amendment is entered this ___ day of November, 2000 between iPCS
Wireless, Inc., a Delaware corporation (successor by merger to Illinois PCS, LLC and referred to herein as "ILPCS") and American Tower Corporation, a Delaware corporation (herein "Purchaser") to amend that certain Agreement Regarding Construction, Sale and Leaseback of Towers entered between ILPCS and Purchaser dated May 28, 1999 (the "Agreement").

     WHEREAS, The parties desire to modify certain provisions of the Agreement and wish to set out the terms thereof in writing;

     NOW, THEREFORE, In consideration of the foregoing and of the covenants contained herein, the parties agree as follows:

1.   Amended Purchase Price for Certain Towers. Provisions of paragraph 1(c)
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of the Agreement specify that the Purchase Price for each Tower shall be
$250,000, adjusted as provided in the Agreement. The parties agree that any Tower purchased by Purchaser pursuant to the Agreement that has, or had at the time of closing on such Tower prior to the date hereof, an extendable height of 249 feet (herein a "249' Extendable Tower") shall be purchased for a price of $272,000, and that the $250,000 Purchase Price currently specified in the Agreement shall not apply to any such Tower. The parties acknowledge that as of the date of execution of this First Amendment the Tower sites designated on attached Exhibit A have 249' Extendable Towers located on them, and that Exhibit
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A also lists the 249' Extendable Towers, if any, with respect to which closing has already occurred and for which a $22,000 additional payment adjustment shall be made by Purchaser to ILPCS within ___ days after the execution hereof. All references in the Agreement to the defined term Purchase Price as it applies to any 249' Extendable Tower shall be construed to refer to the $272,000 Purchase Price for all purposes, unless context requires otherwise. All references in the Agreement to the defined term Tower shall be construed to include any 249' Extendable Tower for all purposes, unless context requires otherwise.

2.   Term.  The term of the Agreement set out in paragraph 2 is hereby modified
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and extended to February 28, 2001.

3.   Notices.  The provisions of paragraph 17(c) regarding Notices are hereby
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modified to delete the requirement that notice be provided to Nortel Networks,
Inc. and to provide that notice to ILPCS shall be given as follows:

                  iPCS Wireless, Inc.
                  1900 E. Golf Road, Suite 900
                  Schaumburg, IL 60194
                  Attn:  Anthony R. Muscato
                  Telecopy No.: (847) 517-1429
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4.   Counterparts.  This First Amendment may be executed in counterparts, each
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of which shall be an original document, but all of which taken together shall constitute one and the same document.

5.   No Other Changes. Except as otherwise modified hereby, all other provisions
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of the Agreement shall remain unchanged and continue in full force and effect.

     IN WITNESS WHEREOF, The parties have executed this First Amendment as of the day and year first set forth above.



"Purchaser"                              "ILPCS"

AMERICAN TOWER CORPORATION,              iPCS Wireless, Inc.
a Delaware corporation                   a Delaware corporation


By:    /s/ John J. Peterman              By:    /s/ Anthony R. Muscato
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Name:  John J. Peterman                  Name:  Anthony R. Muscato
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Title: Vice President                    Title: Senior Vice President and CTO
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                                    EXHIBIT A
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                           (List of towers attached.)